UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2020 (February 19, 2020)

Registrant, State or Other Jurisdiction of Incorporation or Organization
Commission file number	Address of Principal Executive Offices, Zip Code and Telephone Number			I.R.S. Employer Identification No.

1-31447	CenterPoint Energy, Inc.			74-0694415
(a Texas corporation)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-3187	CenterPoint Energy Houston Electric, LLC			22-3865106
(a Texas limited liability company)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-13265	CenterPoint Energy Resources Corp.			76-0511406
(a Delaware corporation)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	The New York Stock Exchange
Chicago Stock Exchange, Inc.
Depositary Shares for 1/20 of 7.00% Series B Mandatory Convertible Preferred Stock, $0.01 par value	CNP/PB	The New York Stock Exchange
9.15% First Mortgage Bonds due 2021	n/a	The New York Stock Exchange
6.95% General Mortgage Bonds due 2033	n/a	The New York Stock Exchange
6.625% Senior Notes due 2037	n/a	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Form 8-K/A amends our Form 8-K filed on February 19, 2020.

As previously disclosed on February 19, 2020, CenterPoint Energy, Inc. (the “Company”) announced that on February 19, 2020, John W. Somerhalder II was appointed Interim President and Chief Executive Officer of the Company. On March 4, 2020, the Compensation Committee of the Board of Directors of the Company approved the following compensation arrangements for Mr. Somerhalder: (i) an annualized base salary of $1,000,000; (ii) an annualized target cash incentive of $1,000,000, payable pro-rata at the end of his term as Interim President and Chief Executive Officer, the payout of which is subject to the Compensation Committee’s discretion; and (iii) a fully-vested restricted stock unit (“RSU”) award of up to four quarterly grants with a value at each grant date equal to $1,375,000 beginning on March 1, 2020 until the end of his term as Interim President and Chief Executive Officer, with the underlying shares to be paid ratably over three years; provided, however, if Mr. Somerhalder earlier separates from the Company such that he is neither an employee nor director, any remaining unpaid shares under the award will be payable upon his separation. Further, Mr. Somerhalder is not eligible to participate in the CenterPoint Energy, Inc. Change in Control Plan, as amended and restated effective May 1, 2017. Unless otherwise specified, these compensation arrangements were made retroactive to February 19, 2020, the effective date of Mr. Somerhalder’s appointment as Interim President and Chief Executive Officer of the Company.

In connection with the foregoing, the Compensation Committee also approved a new form of award agreement for RSU awards applicable for certain grants under the Company’s Long Term Incentive Plan (“LTIP”) that provides RSU awards that are fully vested on the grant date, with distribution of underlying shares to be made upon scheduled payment dates or upon the employee’s termination date, if earlier. Among other things, the newly approved form of award agreement also provides for distribution of underlying shares upon a change in control of the Company, as defined in the LTIP, if the RSU award is not assumed, continued, or substituted with a substantially equivalent award by the surviving or successor entity. The description of the form of award agreement is qualified in its entirety by reference to the full text of the form of restricted stock unit award agreement, which is included as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
10.1	Form of Award Agreement for Restricted Stock Unit Awards
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: March 6, 2020	By:	/s/ Jason M. Ryan
Jason M. Ryan
Senior Vice President and General Counsel

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: March 6, 2020	By:	/s/ Jason M. Ryan
Jason M. Ryan
Senior Vice President and General Counsel

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: March 6, 2020	By:	/s/ Jason M. Ryan
Jason M. Ryan
Senior Vice President and General Counsel